EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                 SECTIONS 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Central Jersey Bancorp (the "Company") on Form 10-Q for the period ended September 30, 2007, as filed with the Securities and Exchange Commission (the "Report"), I, Anthony Giordano, III, Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company, do hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of ss.13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, 15 U.S.C. ss.78m or 78o(d), and,

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 9, 2007                            /s/ Anthony Giordano, III
                                               ---------------------------------
                                               Anthony Giordano, III
                                               Executive Vice President, Chief
                                               Financial Officer, Treasurer and
                                               Assistant Secretary